UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):

May 8, 2007

MAXWELL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15477	95-2390133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9244 Balboa Avenue

San Diego, California 92123

(Addresses of principal executive offices, including zip code)

(858) 503-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 8, 2007, Maxwell Technologies, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) dated May 8, 2007, with UBS Securities LLC (“UBS”), pursuant to which the Company agreed to sell 1,000,000 shares of its common stock to UBS in a firmly underwritten public offering. Pursuant to the Underwriting Agreement, UBS has the option to purchase up to 150,000 additional shares to cover over-allotments, if any. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement dated May 8, 2007 by and between Maxwell Technologies, Inc. and UBS Securities LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

By:	/s/ Richard D. Balanson
Richard D. Balanson
Chief Executive Officer

Date: May 8, 2007

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement dated May 8, 2007 by and between Maxwell Technologies, Inc. and UBS Securities LLC